UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K AMENDMENT NUMBER 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 27, 2013
Date of Report (Date of earliest event reported)

HYDROCARB ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-53313	30-0420930
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Gessner, Suite 375, Houston, Texas	(Zip Code)
(Address of principal executive offices)	77024

(713) 970-1590
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following board of directors provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanation:  On December 3, 2013 we filed a Form 8-K.  This Form 8-K Amendment Number 1 contains additional exhibits.

Item 9.01

(d)	Financial Statements and Exhibits.

10.1	Stock Exchange Agreement

10.2	Exhibit A to Stock Exchange Agreement

10.3	Exhibit B to Stock Exchange Agreement

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYDROCARB ENERGY CORPORATION

Date: June 2, 2014	/s/ Joel Seidner
	Name:	Joel Seidner
	Title:	Secretary